Exhibit (a)(32)


                               THE RBB FUND, INC.

                          ARTICLES SUPPLEMENTARY TO THE
                                     CHARTER


     THE RBB FUND, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: In accordance with the requirements of Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Company has reclassified One Hundred Million (100,000,000) authorized but unissued Class VV (Boston Partners Bond Fund-Institutional Class) shares of Common Stock of the Company as Class VV (Boston Partners All-Cap Value Fund-Institutional Class) shares of Common Stock, and One Hundred Million (100,000,000) authorized but unissued Class WW (Boston Partners Bond Fund-Investor Class) shares of Common Stock of the Company as Class WW (Boston Partners All-Cap Value Fund-Investor Class) shares of Common Stock , pursuant to the following resolutions adopted by the Board of Directors of Company by unanimous consent:

          RESOLVED, that pursuant to the authority expressly given to the Board of Directors in Article VI, Section (4) of the Company's Charter, the Board hereby classifies authorized and unissued shares of Common Stock of the Company, par value $.001 per share, and hereby fixes and determines the rights, preferences, restrictions and other matters relating to such classes of Common Stock as follows:

          1. CLASS VV SHARES. One hundred million (100,000,000) of the authorized and unissued Class VV (Boston Partners Bond Fund-Institutional Class) shares of Common Stock of the Company (par value $.001 per share) are hereby classified and designated as Class VV (Boston Partners All-Cap Value Fund-Institutional Class) shares of Common Stock.

          2. CLASS WW SHARES. One hundred million (100,000,000) of the authorized and unissued Class WW (Boston Partners Bond Fund-Institutional Class) shares of Common Stock of the Company (par value $.001 per share) are hereby classified and designated as Class WW (Boston Partners All-Cap Value Fund-Investor Class) shares of Common Stock.

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

     SECOND: A description of the shares so classified with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as follows:

     A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class of common stock of the Corporation classified in these Articles Supplementary is set forth in Article VI, Section
(6) of the Corporation's Charter, and has not been changed by the Board of Directors of the Corporation.

     The shares of Class VV Common Stock and Class WW Common Stock will be issued without stock certificates.

     The shares of Class VV Common Stock and Class WW Common Stock shall be invested in a common investment portfolio, with shares of Class VV Common Stock representing the Institutional Class of such portfolio and shares of Class WW Common Stock representing the Investor Class of such portfolio.

     THIRD: The shares aforesaid have been duly reclassified by the Board of Directors of the Corporation pursuant to authority and power contained in the charter of the Corporation.

     FOURTH: (1) Immediately before the reclassification of shares of common stock:

          (a) the Corporation had the authority to issue thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes is now thirty million dollars ($30,000,000); and

          (b) the number of authorized shares of each class was as follows:


Class A         -          one hundred million (100,000,000), par value $.001 per share;

Class B         -          one hundred million (100,000,000), par value $.001 per share;

Class C         -          one hundred million (100,000,000), par value $.001 per share;

Class D         -          one hundred million (100,000,000), par value $.001 per share;

Class E         -          five hundred million (500,000,000), par value $.001 per share;

Class F         -          five hundred million (500,000,000), par value $.001 per share;

Class G         -          five hundred million (500,000,000), par value $.001 per share;

Class H         -          five hundred million (500,000,000), par value $.001 per share;

Class I         -          one billion five hundred million (1,500,000,000), par value $.001 per share;

Class J         -          five hundred million (500,000,000), par value $.001 per share;

Class K         -          five hundred million (500,000,000), par value $.001 per share;

Class L         -          one billion five hundred million (1,500,000,000), par value $.001 per share;

Class M         -          five hundred million (500,000,000), par value $.001 per share;

                                      -2-



Class N         -          five hundred million (500,000,000), par value $.001 per share;

Class O         -          five hundred million (500,000,000), par value $.001 per share;

Class P         -          one hundred million (100,000,000), par value $.001 per share;

Class Q         -          one hundred million (100,000,000), par value $.001 per share;

Class R         -          five hundred million (500,000,000), par value $.001 per share;

Class S         -          five hundred million (500,000,000), par value $.001 per share;

Class T         -          five hundred million (500,000,000), par value $.001 per share;

Class U         -          five hundred million (500,000,000), par value $.001 per share;

Class V         -          five hundred million (500,000,000), par value $.001 per share;

Class W         -          one hundred million (100,000,000), par value $.001 per share;

Class X         -          fifty million (50,000,000), par value $.001 per share;

Class Y         -          fifty million (50,000,000), par value $.001 per share;

Class Z         -          fifty million (50,000,000), par value $.001 per share;

Class AA        -          fifty million (50,000,000), par value $.001 per share;

Class BB        -          fifty million (50,000,000), par value $.001 per share;

Class CC        -          fifty million (50,000,000), par value $.001 per share;

Class DD        -          one hundred million (100,000,000), par value $.001 per share;

Class EE        -          one hundred million (100,000,000), par value $.001 per share;

Class FF        -          fifty million (50,000,000), par value $.001 per share;

Class GG        -          fifty million (50,000,000), par value $.001 per share;

Class HH        -          fifty million (50,000,000), par value $.001 per share;

Class II        -          one hundred million (100,000,000), par value $.001 per share;

Class JJ        -          one hundred million (100,000,000), par value $.001 per share;

Class KK        -          one hundred million (100,000,000), par value $.001 per share;

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

Class LL        -          one hundred million (100,000,000), par value $.001 per share;

Class MM        -          one hundred million (100,000,000), par value $.001 per share;

Class NN        -          one hundred million (100,000,000), par value $.001 per share;

Class OO        -          one hundred million (100,000,000), par value $.001 per share;

Class PP        -          one hundred million (100,000,000), par value $.001 per share;

Class QQ        -          one hundred million (100,000,000), par value $.001 per share;

Class RR        -          one hundred million (100,000,000), par value $.001 per share;

Class SS        -          one hundred million (100,000,000), par value $.001 per share;

Class TT        -          one hundred million (100,000,000), par value $.001 per share;

Class UU        -          one hundred million (100,000,000), par value $.001 per share;

Class VV        -          one hundred million (100,000,000), par value $.001 per share;

Class WW        -          one hundred million (100,000,000), par value $.001 per share;

Class YY        -          one hundred million (100,000,000), par value $.001 per share;

Class ZZ        -          one hundred million (100,000,000), par value $.001 per share;

Class AAA       -          one hundred million (100,000,000), par value $.001 per share;

Class BBB       -          one hundred million (100,000,000), par value $.001 per share;

Class CCC       -          one hundred million (100,000,000), par value $.001 per share;

Class DDD       -          one hundred million (100,000,000), par value $.001 per share;

Class EEE       -          one hundred million (100,000,000), par value $.001 per share;

Class FFF       -          one hundred million (100,000,000), par value $.001 per share;

Class GGG       -          one hundred million (100,000,000), par value $.001 per share;

Class HHH       -          one hundred million (100,000,000), par value $.001 per share;

Class III       -          one hundred million (100,000,000), par value $.001 per share;

Class JJJ       -          one hundred million (100,000,000), par value $.001 per share;

Class KKK       -          one hundred million (100,000,000), par value $.001 per share;


                                      -4-

Class LLL       -          one hundred million (100,000,000), par value $.001 per share;

Class MMM       -          one hundred million (100,000,000), par value $.001 per share;

Class NNN       -          one hundred million (100,000,000), par value $.001 per share;

Class OOO       -          one hundred million (100,000,000), par value $.001 per share;

Class Select    -          seven hundred million (700,000,000), par value $.001 per share;

Class Beta 2    -          one million (1,000,000), par value $.001 per share;

Class Beta 3    -          one million (1,000,000), par value $.001 per share;

Class Beta 4    -          one million (1,000,000), par value $.001 per share;

Class Principal Money      seven hundred million (700,000,000), par value $.001 per share;

Class Gamma 2   -          one million (1,000,000), par value $.001 per share;

Class Gamma 3   -          one million (1,000,000), par value $.001 per share;

Class Gamma 4   -          one million (1,000,000), par value $.001 per share;

Class Bear Stearns
Money           -          two billion five hundred million (2,500,000,000), par value $.001 per share;

Class Bear Stearns
Municipal Money -          one billion five hundred million (1,500,000,000), par value $.001 per share;

Class Bear Stearns
Government Money-          one billion (1,000,000,000), par value $.001 per share;

Class Delta 4   -          one million (1,000,000), par value $.001 per share;

Class Epsilon 1 -          one million (1,000,000), par value $.001 per share;

Class Epsilon 2 -          one million (1,000,000), par value $.001 per share;

Class Epsilon 3 -          one million (1,000,000), par value $.001 per share;

Class Epsilon 4 -          one million (1,000,000), par value $.001 per share;

Class Zeta 1    -          one million (1,000,000), par value $.001 per share;

Class Zeta 2    -          one million (1,000,000), par value $.001 per share;

                                      -5-

Class Zeta 3    -          one million (1,000,000), par value $.001 per share;

Class Zeta 4    -          one million (1,000,000), par value $.001 per share;

Class Eta 1     -          one million (1,000,000), par value $.001 per share;

Class Eta 2     -          one million (1,000,000), par value $.001 per share;

Class Eta 3     -          one million (1,000,000), par value $.001 per share;

Class Eta 4     -          one million (1,000,000), par value $.001 per share;

Class Theta 1   -          one million (1,000,000), par value $.001 per share;

Class Theta 2   -          one million (1,000,000), par value $.001 per share;

Class Theta 3   -          one million (1,000,000), par value $.001 per share;

Class Theta 4   -          one million (1,000,000), par value $.001 per share;

for a total of twenty billion nine hundred seventy-three million
(20,973,000,000) shares classified into separate classes of common stock.

     (2) After the reclassification of the aforesaid shares of common stock:

          (a) the Corporation has the authority to issue thirty billion
(30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes is now thirty million dollars ($30,000,000); and

          (b) the number of authorized shares of each class is now as follows:

Class A         -          one hundred million (100,000,000), par value $.001 per share;

Class B         -          one hundred million (100,000,000), par value $.001 per share;

Class C         -          one hundred million (100,000,000), par value $.001 per share;

Class D         -          one hundred million (100,000,000), par value $.001 per share;

Class E         -          five hundred million (500,000,000), par value $.001 per share;

Class F         -          five hundred million (500,000,000), par value $.001 per share;

Class G         -          five hundred million (500,000,000), par value $.001 per share;

Class H         -          five hundred million (500,000,000), par value $.001 per share;

Class I         -          one billion five hundred million (1,500,000,000), par value $.001 per share;

                                      -6-

Class J         -          five hundred million (500,000,000), par value $.001 per share;

Class K         -          five hundred million (500,000,000), par value $.001 per share;

Class L         -          one billion five hundred million (1,500,000,000), par value $.001 per share;

Class M         -          five hundred million (500,000,000), par value $.001 per share;

Class N         -          five hundred million (500,000,000), par value $.001 per share;

Class O         -          five hundred million (500,000,000), par value $.001 per share;

Class P         -          one hundred million (100,000,000), par value $.001 per share;

Class Q         -          one hundred million (100,000,000), par value $.001 per share;

Class R         -          five hundred million (500,000,000), par value $.001 per share;

Class S         -          five hundred million (500,000,000), par value $.001 per share;

Class T         -          five hundred million (500,000,000), par value $.001 per share;

Class U         -          five hundred million (500,000,000), par value $.001 per share;

Class V         -          five hundred million (500,000,000), par value $.001 per share;

Class W         -          one hundred million (100,000,000), par value $.001 per share;

Class X         -          fifty million (50,000,000), par value $.001 per share;

Class Y         -          fifty million (50,000,000), par value $.001 per share;

Class Z         -          fifty million (50,000,000), par value $.001 per share;

Class AA        -          fifty million (50,000,000), par value $.001 per share;

Class BB        -          fifty million (50,000,000), par value $.001 per share;

Class CC        -          fifty million (50,000,000), par value $.001 per share;

Class DD        -          one hundred million (100,000,000), par value $.001 per share;

Class EE        -          one hundred million (100,000,000), par value $.001 per share;

Class FF        -          fifty million (50,000,000), par value $.001 per share;

                                       -7-


Class GG        -          fifty million (50,000,000), par value $.001 per share;

Class HH        -          fifty million (50,000,000), par value $.001 per share;

Class II        -          one hundred million (100,000,000), par value $.001 per share;

Class JJ        -          one hundred million (100,000,000), par value $.001 per share;

Class KK        -          one hundred million (100,000,000), par value $.001 per share;

Class LL        -          one hundred million (100,000,000), par value $.001 per share;

Class MM        -          one hundred million (100,000,000), par value $.001 per share;

Class NN        -          one hundred million (100,000,000), par value $.001 per share;

Class OO        -          one hundred million (100,000,000), par value $.001 per share;

Class PP        -          one hundred million (100,000,000), par value $.001 per share;

Class QQ        -          one hundred million (100,000,000), par value $.001 per share;

Class RR        -          one hundred million (100,000,000), par value $.001 per share;

Class SS        -          one hundred million (100,000,000), par value $.001 per share;

Class TT        -          one hundred million (100,000,000), par value $.001 per share;

Class UU        -          one hundred million (100,000,000), par value $.001 per share;

Class VV        -          one hundred million (100,000,000), par value $.001 per share;

Class WW        -          one hundred million (100,000,000), par value $.001 per share;

Class YY        -          one hundred million (100,000,000), par value $.001 per share;

Class ZZ        -          one hundred million (100,000,000), par value $.001 per share;

Class AAA       -          one hundred million (100,000,000), par value $.001 per share;

Class BBB       -          one hundred million (100,000,000), par value $.001 per share;

Class CCC       -          one hundred million (100,000,000), par value $.001 per share;

Class DDD       -          one hundred million (100,000,000), par value $.001 per share;

Class EEE       -          one hundred million (100,000,000), par value $.001 per share;

Class FFF       -          one hundred million (100,000,000), par value $.001 per share;

                                      -8-

Class GGG       -          one hundred million (100,000,000), par value $.001 per share;

Class HHH       -          one hundred million (100,000,000), par value $.001 per share;

Class III       -          one hundred million (100,000,000), par value $.001 per share;

Class JJJ       -          one hundred million (100,000,000), par value $.001 per share;

Class KKK       -          one hundred million (100,000,000), par value $.001 per share;

Class LLL       -          one hundred million (100,000,000), par value $.001 per share;

Class MMM       -          one hundred million (100,000,000), par value $.001 per share;

Class NNN       -          one hundred million (100,000,000), par value $.001 per share;

Class OOO       -          one hundred million (100,000,000), par value $.001 per share;

Class Select    -          seven hundred million (700,000,000), par value $.001 per share;

Class Beta 2    -          one million (1,000,000), par value $.001 per share per share;

Class Beta 3    -          one million (1,000,000), par value $.001 per share per share;

Class Beta 4    -          one million (1,000,000), par value $.001 per share per share;

Class Principal            seven hundred million (700,000,000), par value $.001 per share;
Money           -

Class Gamma 2   -          one million (1,000,000), par value $.001 per share per share;

Class Gamma 3   -          one million (1,000,000), par value $.001 per share;

Class Gamma 4   -          one million (1,000,000), par value $.001 per share;

Class Bear Stearns
Money           -          two billion five hundred million (2,500,000,000), par value $.001 per share;

Class Bear Stearns
Municipal Money -          one billion five hundred million (1,500,000,000), par value $.001 per share;

Class Bear Stearns
Government Money-          one billion (1,000,000,000), par value $.001 per share;

Class Delta 4   -          one million (1,000,000), par value $.001 per share;

Class Epsilon 1 -          one million (1,000,000), par value $.001 per share;

                                      -9-

Class Epsilon 2 -          one million (1,000,000), par value $.001 per share;

Class Epsilon 3 -          one million (1,000,000), par value $.001 per share;

Class Epsilon 4 -          one million (1,000,000), par value $.001 per share;

Class Zeta 1    -          one million (1,000,000), par value $.001 per share;

Class Zeta 2    -          one million (1,000,000), par value $.001 per share;

Class Zeta 3    -          one million (1,000,000), par value $.001 per share;

Class Zeta 4    -          one million (1,000,000), par value $.001 per share;

Class Eta 1     -          one million (1,000,000), par value $.001 per share;

Class Eta 2     -          one million (1,000,000), par value $.001 per share;

Class Eta 3     -          one million (1,000,000), par value $.001 per share;

Class Eta 4     -          one million (1,000,000), par value $.001 per share;

Class Theta 1   -          one million (1,000,000), par value $.001 per share;

Class Theta 2   -          one million (1,000,000), par value $.001 per share;

Class Theta 3   -          one million (1,000,000), par value $.001 per share;

Class Theta 4   -          one million (1,000,000), par value $.001 per share;

for a total of twenty billion nine hundred seventy-three million
(20,973,000,000) shares classified into separate classes of common stock.


     IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on the 17th day of April, 2002.


                                                        THE RBB FUND, INC.
WITNESS:

By:  /S/ MICHAEL P. MALLOY                              By:  /S/ EDWARD J ROACH
     ---------------------                                  --------------------
         Michael P. Malloy                                       Edward J. Roach
         Secretary                                               President

                                   CERTIFICATE


     THE UNDERSIGNED, President of The RBB Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles Supplementary are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                                            /S/ EDWARD J. ROACH
                                                            -------------------
                                                            Edward J. Roach
                                                            President

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